Total
Absolute Strategies Fund
Absolute Strategies Fund
1. The Fund’s Expense Cap has been extended to August 1, 2022. All references to the Expense Cap in the Fund’s prospectus are hereby amended accordingly.
Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

Expense Example	1 Year	3 Years	5 Years	10 Years
Absolute Strategies Fund | Institutional Shares | USD ($)	170	602	1,135	2,595